SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 5, 2010
Date of Report (date of earliest event reported)

AMERICAN SIERRA GOLD CORP.

 (Exact name of registrant as specified in its charter)

Nevada	000-52927	98-0528416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

601 Union Street Suite 4500
Seattle, WA 98101
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 838-9735

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 3, 2010, American Sierra Gold Corp. (the “Company”) issued a press release regarding the abandonment of the Urique Project in Mexico and Discovery Day Gold Project in California, as well as the acquisition of six new mining claims in the Adams Plateau area of British Columbia.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press Release of American Sierra Gold Corp. dated November 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2010	AMERICA SIERRA GOLD CORP.
/s/ James Vandeberg
By:
James Vandeberg Sole Officer